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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported) August 12, 2004
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                    GMAC Commercial Mortgage Securities, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            333-115244                                 23-2811925
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     (Commission File Number)              (I.R.S. Employer Identification No.)

200 Witmer Road, Horsham, Pennsylvania                    19044
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(Address of Principal Executive Offices)                (Zip Code)

                                 (215) 328-3164
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

                         Exhibit Index Located on Page 7
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On August 12, 2004, a single series of certificates, entitled GMAC
Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series
2004-C2 (the "Certificates"), was issued pursuant to a Pooling and Servicing
Agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit
4.1, dated as of August 1, 2004, among GMAC Commercial Mortgage Securities,
Inc., as depositor (the "Depositor"), GMAC Commercial Mortgage Corporation
("GMACCM"), as master servicer and serviced companion loan paying agent, Midland
Loan Services, Inc., as special servicer, LaSalle Bank National Association, as trustee and ABN AMRO Bank N.V., as fiscal agent. The Certificates consist of 25 classes identified as the "Class X-1 Certificates", the "Class X-2
Certificates", the "Class A-1A Certificates", the "Class A-1 Certificates", the
"Class A-2 Certificates", the "Class A-3 Certificates", the "Class A-4
Certificates", the "Class B Certificates", the "Class C Certificates", the
"Class D Certificates", the "Class E Certificates", the "Class F Certificates",
the "Class G Certificates", the "Class H Certificates", the "Class J
Certificates", the "Class K Certificates", the "Class L Certificates", the
"Class M Certificates", the "Class N Certificates", the "Class O Certificates",
the "Class P Certificates", the "Class Q Certificates", the "Class R-I
Certificates", the "Class R-II Certificates" and the "Class R-III Certificates",
respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund")
consisting primarily of a pool of commercial and multifamily mortgage loans (the
"Mortgage Loans") that are secured by one or more related mortgaged properties.
As of their respective cut-off dates (the "Cut-off Dates"), the Mortgage Loans had an aggregate principal balance of $933,734,532, after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received. The Cut-off Date with respect to each of the Mortgage
Loans is its Due Date in August 2004. The Depositor acquired certain of the
Trust Fund assets from GMACCM pursuant to a mortgage loan purchase agreement, dated August 12, 2004, attached hereto as Exhibit 99.1, between GMACCM, as seller and the Depositor, as purchaser. The Depositor acquired certain of the
Trust Fund assets from German American Capital Corporation ("GACC") pursuant to a mortgage loan purchase agreement dated August 12, 2004, attached hereto as
Exhibit 99.2, between GACC, as seller and the Depositor, as purchaser. The
Depositor acquired certain of the Trust Fund assets from Morgan Stanley Mortgage
Capital Inc. ("MSMC") pursuant to a mortgage loan purchase agreement, dated
August 12, 2004, attached hereto as Exhibit 99.3, between MSMC, as seller and the Depositor, as purchaser. The Depositor sold the Class A-1, Class A-2, Class
A-3, Class A-4, Class B, Class C, Class D and Class E Certificates to Deutsche
Bank Securities Inc. ("Deutsche Bank") and Morgan Stanley & Co. Incorporated
("MS&Co."), as the underwriters, pursuant to an underwriting agreement, dated
August 2, 2004, attached hereto as Exhibit 1.1, between Deutsche Bank and
MS&Co., as the underwriters, and the Depositor. The Depositor sold the Class
X-1, Class X-2, Class A-1A, Class F, Class G, Class H, Class J, the Class K,
Class L, Class M, Class N, Class O, Class P and Class Q Certificates to Deutsche
Bank and MS&Co., pursuant to a Certificate Purchase Agreement, dated as of
August 2, 2004. The Depositor sold the Class R-I, Class R-II and Class R-III
Certificates to UBS.

         The Class X-1 and Class X-2 Certificates do not have an initial certificate balance ("Certificate Balance"), but represent the right to receive distributions of interest accrued as provided in the Pooling and Servicing
Agreement on a hypothetical or notional amount (a "Notional Amount"). The Class
X-1 Certificates have a Notional Amount equal to

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$933,734,532. The Class X-2 Certificates have a Notional Amount equal to
$902,770,000. The Class A-1A Certificates have an initial Certificate Balance of
$106,963,000. The Class A-1 Certificates have an initial Certificate Balance of
$61,000,000. The Class A-2 Certificates have an initial Certificate Balance of
$104,953,000. The Class A-3 Certificates have an initial Certificate Balance of
$86,536,000. The Class A-4 Certificates have an initial Certificate Balance of
$428,386,000. The Class B Certificates have an initial Certificate Balance of
$25,678,000. The Class C Certificates have an initial Certificate Balance of
$10,504,000. The Class D Certificates have an initial Certificate Balance of
$18,675,000. The Class E Certificates have an initial Certificate Balance of
$12,839,000. The Class F Certificates have an initial Certificate Balance of
$10,504,000. The Class G Certificates have an initial Certificate Balance of
$15,173,000. The Class H Certificates have an initial Certificate Balance of
$14,006,000. The Class J Certificates have an initial Certificate Balance of
$5,836,000. The Class K Certificates have an initial Certificate Balance of
$3,501,000. The Class L Certificates have an initial Certificate Balance of
$4,669,000. The Class M Certificates have an initial Certificate Balance of
$2,334,000. The Class N Certificates have an initial Certificate Balance of
$3,502,000. The Class O Certificates have an initial Certificate Balance of
$3,501,000. The Class P Certificates have an initial Certificate Balance of
$12,839,532. The Class Q Certificates have an initial Certificate Balance of $0.
The Class R-I, Class R-II and Class R-III Certificates each have an initial
Certificate Balance of $0.

         Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

              (a)  Financial Statements of Business Acquired.

                   Not applicable

              (b)  Pro Forma Financial Information.

                   Not applicable

              (c)  Exhibits.

EXHIBIT NO.                         DOCUMENT DESCRIPTION
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1.1           Underwriting Agreement, dated as of August 2, 2004, between GMAC
              Commercial Mortgage Securities, Inc., as seller, and Morgan
              Stanley & Co. Incorporated and Deutsche Bank Securities Inc., as
              underwriters.

4.1           Pooling and Servicing Agreement, dated as of August 1, 2004, among
              GMAC Commercial Mortgage Securities, Inc., as depositor, GMAC
              Commercial Mortgage Corporation, as master servicer and serviced loan companion agent, Midland Loan Services, Inc., as special servicer, LaSalle Bank National Association, as trustee and ABN
              AMRO Bank N.V., as fiscal agent.

99.1          Mortgage Loan Purchase Agreement, dated as of August 2, 2004, between GMAC Commercial Mortgage Corporation, as seller and GMAC
              Commercial Mortgage Securities, Inc., as purchaser.

99.2          Mortgage Loan Purchase Agreement, dated as of August 2, 2004, between German American Capital Corporation, as seller and GMAC
              Commercial Mortgage Securities, Inc., as purchaser.

99.3          Mortgage Loan Purchase Agreement, dated as of August 2, 2004, between Morgan Stanley Mortgage Capital Inc., as seller and GMAC
              Commercial Mortgage Securities, Inc., as purchaser.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GMAC COMMERCIAL MORTGAGE SECURITIES, INC.
                                       (Registrant)

Dated:  August 20, 2004                By:
                                          --------------------------------------
                                          Name: David Lazarus
                                          Title: Vice President

                                INDEX TO EXHIBITS

EXHIBIT NO.                       DOCUMENT DESCRIPTION
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1.1           Underwriting Agreement, dated as of August 2, 2004, between GMAC
              Commercial Mortgage Securities, Inc., as seller, Deutsche Bank
              Securities Inc. and Morgan Stanley & Co. Incorporated, as
              underwriters.

4.1           Pooling and Servicing Agreement, dated as of August 1, 2004, among
              GMAC Commercial Mortgage Securities, Inc., as depositor, GMAC
              Commercial Mortgage Corporation, as master servicer and serviced companion loan paying agent, Midland Loan Services, Inc., as special servicer, LaSalle Bank National Association, as trustee and ABN AMRO Bank N.V., as fiscal agent.

99.1          Mortgage Loan Purchase Agreement, dated as of August 2, 2004, between GMAC Commercial Mortgage Corporation, as seller and GMAC
              Commercial Mortgage Securities, Inc., as purchaser.

99.2          Mortgage Loan Purchase Agreement, dated as of August 2, 2004, between German American Capital Corporation, as seller and GMAC
              Commercial Mortgage Securities, Inc., as purchaser.

99.3          Mortgage Loan Purchase Agreement, dated as of August 2, 2004, between Morgan Stanley Mortgage Capital Inc., as seller and GMAC
              Commercial Mortgage Securities, Inc., as purchaser.

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